FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2016 (June 2, 2016)

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.

(Exact name of registrant as specified in its charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
(Commission File Number)

Maryland (Essex Property Trust, Inc.)	77-0369576 (Essex Property Trust, Inc.)
California (Essex Portfolio, L.P.)	77-0369575 (Essex Portfolio, L.P.)
(State of Incorporation)	(I.R.S. Employer Identification No.)

1100 Park Place, Suite 200, San Mateo, California 94403
(Address of principal executive offices) (Zip Code)

(650) 655-7800

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Essex Property Trust, Inc. (the “Company”) and Essex Portfolio, L.P., as to which the Company is the general partner, are furnishing with this report an investor presentation, which will be posted on the Company’s website after this report is filed.  The Company is not undertaking to update this presentation. This report is not intended as a statement concerning the materiality of any information contained in the presentation.  The full text of the presentation is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item, including Exhibit 99.1, shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

99.1	NAREIT Presentation June 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 2, 2016

Essex Property Trust, Inc.

/s/ Angela L. Kleiman
Name: Angela L. Kleiman
Title: Executive Vice President & Chief Financial Officer
Date: June 2, 2016

Essex Portfolio, L.P.
By: Essex Property Trust, Inc.

/s/ Angela L. Kleiman
Name: Angela L. Kleiman
Title: Executive Vice President & Chief Financial Officer
Date: June 2, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	NAREIT Presentation June 2016